UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MAINSTREET BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

April 17, 2025

Dear Fellow Shareholder:

You are invited to virtually attend the 2025 Annual Meeting of Shareholders for MainStreet Bancshares, Inc. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on May 21, 2025, via a live webcast.

In each of the last four years we have held a virtual-only internet webcast Annual Meeting. We appreciate that this format allows for greater participation by our shareholders. Instructions and registration to attend this year’s Annual Meeting are available at proxydocs.com/MNSB. You will need to register to attend the meeting before 5:00 p.m., Eastern Time, on May 20, 2025.

Only shareholders who held shares at the close of business on the record date, April 4, 2025, may vote at the Annual Meeting, including any adjournment or postponement thereof. Virtual attendance at the Annual Meeting is considered attendance in person.

All the details of the business to be conducted at our Annual Meeting are included in the attached Notice of Annual of Shareholders and Proxy Statement. We encourage you to carefully read these materials.

We’ve included our Annual Report for the year-ended December 31, 2024 in this mailing, which is also available at the SEC’s website, sec.gov, and on our website, ir.mstreetbank.com.

Your vote is very important, and I urge you to use this opportunity to take part in the affairs of your Company. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors, thank you for your commitment to our Company and MainStreet Bank.

Sincerely,

Jeff W. Dick

Chairman & Chief Executive Officer

10089 Fairfax Boulevard.

Fairfax, Virginia 22030

(703) 481-4567

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2025

Notice is hereby given that the 2025 Annual Meeting of Shareholders of MainStreet Bancshares, Inc. (the “Company”) will be held as a virtual-only, Internet webcast meeting without a physical location on Wednesday, May 21, 2025, at 11:00 a.m., Eastern Time.

A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

At the Annual Meeting, shareholders will be asked to:

•	elect four directors for a term of three years each or until their successors are elected and qualify;
•	ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•	vote, on an advisory, non-binding basis, to approve the compensation of the named executive officers;
•	vote, on an advisory, non-binding basis, on the frequency of future shareholder advisory voting on the compensation of named executive officers, to occur every 1, 2 or 3 years;
•	vote, on an advisory, non-binding basis, on a shareholder proposal recommending the sale of the Company, if properly presented; and
•	such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Shareholders will also be asked to consider any other business that is properly brought before the Annual Meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on April 4, 2025, as the record date for the Annual Meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

To attend the Annual Meeting, you must register in advance at proxydocs.com/MNSB prior to the deadline of May 20, 2025, at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the Annual Meeting and will also permit you to submit questions.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THE PROXY CARD BY MAIL PRIOR TO THE ANNUAL MEETING. TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT ELECTRONICALLY AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ELECTRONICALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ADVANCE OF THE ANNUAL MEETING IN ORDER TO VOTE IN PERSON ELECTRONICALLY AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting, Proxy Statement, Proxy Card, and Annual Report are also available at proxydocs.com/MNSB.

BY ORDER OF THE BOARD OF DIRECTORS
Fairfax, Virginia April 17, 2025	Thomas J. Chmelik Secretary

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2025

GENERAL

The enclosed proxy is solicited by the Board of Directors of MainStreet Bancshares, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held as a virtual-only, Internet webcast meeting without a physical location at 11:00 a.m., Eastern Time, on May 21, 2025, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is April 17, 2025.

Voting and Revocability of Proxies

Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares of common stock represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the above address or by filing a later dated proxy prior to the vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a shareholder attends the Annual Meeting on the Internet and votes on-line at the Annual Meeting. Attendance at the Annual Meeting electronically is considered attendance in person.

If a shareholder returns an executed proxy and specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder returns an executed proxy but fails to specify how the proxy is to be voted with respect to the proposals set forth in the accompanying Notice and further described herein, the proxy will be voted as follows:

•	FOR Proposal No. 1 — to elect four directors of the Company for a term of three years each;

•	FOR Proposal No. 2 — to ratify the appointment of Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	FOR Proposal No. 3 — to approve, on an advisory, non-binding basis, the compensation of the named executive officers;

•	FOR Proposal No. 4 — to approve, on an advisory, non-binding basis, a “1 Year” frequency for advisory, non-binding shareholder votes on the compensation of named executive officers; and

•	AGAINST Proposal No. 5 — to approve, on an advisory, non-binding basis, a shareholder proposal recommending the sale of the Company, if properly presented.

Except for procedural matters incidental to the conduct of the Annual Meeting, we are not aware of any other business to come before the Annual Meeting. Should any other matters be properly presented for action at the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the proxy agents named in the enclosed proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors of the Company.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on April 4, 2025, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At least one-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy agents’ authority to vote (including broker non-votes, discussed below) on a matter will count as shares present for the purpose of determining the presence or absence of a quorum at the Annual Meeting, but will not be included in determining the number of votes cast with respect to such matter. If you are a shareholder of record and you do not vote your proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting unless you attend the Annual Meeting and vote your shares there.

With Regard to Proposal No. 1. Votes may be cast in favor or withheld. If a quorum is present, the four director nominees receiving the greatest number of affirmative votes at the Annual Meeting, even though less than a majority, will be elected directors; therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

With Regard to Proposal No. 2. Votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the ratification of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will not be counted as votes cast on this proposal and will have no effect on whether such matter is approved.

With Regard to Proposal No. 3. Votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will not be counted as votes cast on this proposal and will have no effect on whether the matter is approved. As Proposal No. 3 is an advisory vote, the Board and our Compensation Committee will consider the shareholder vote, but it will not be binding on us.

With Regard to Proposal No. 4. There are four choices for shareholders to consider: every 1, 2 or 3 years, and “Abstain.” The choice that receives the majority of votes cast will be considered approved. As Proposal No. 4 is an advisory, non-binding vote, the Board will consider the frequency that receives the most votes in determining whether to solicit an advisory “Say-on-Pay” proposal vote every 1, 2 or 3 years, but it will not be binding on us.

With Regard to Proposal No. 5. Votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, a shareholder proposal recommending, on an advisory, non-binding basis, the sale of the Company, if properly presented, requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will not be counted as votes cast on the proposal and will have no effect on whether the matter is approved. As Proposal No. 5 is an advisory vote, the Board will consider the shareholder vote, but it will not be binding on us.

With Regard to Abstentions and Broker Non-Votes. Abstentions from voting and broker non-votes (excluding Proposal No. 2, for which brokers have discretion to vote) are not treated as votes cast and are not counted in determining the voting results.

Shares Held of Record. If you are a shareholder of record and you do not vote your proxy, no votes will be cast on your behalf on the proposals at the Annual Meeting unless you attend the Annual Meeting and vote your shares in person.

Beneficial Owners. If you are a beneficial owner of shares held in “street name” through a broker or other nominee, you cannot vote your shares virtually at the Annual Meeting unless you have obtained a legal proxy from your broker or nominee. Alternatively, you may provide voting instructions to your broker or other nominee by completing, signing and returning a voting instruction form that the broker or other nominee provides to you, or by using telephone or internet voting arrangements described on the voting instruction form, the Notice of Internet Availability or other materials that the broker or other nominees provides to you.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. However, brokers and other nominees do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial owners of the shares. A “broker non-vote” occurs when a broker or other nominee does not vote on a particular matter because the broker or other nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker or other nominee for its own internal reasons elects not to vote uninstructed shares on a routine matter.

We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions ONLY with respect to Proposal No. 2, the ratification of the appointment of YHB as our independent registered public accounting firm for the year ending December 31, 2025, but not with respect to any of the other proposals to be voted on at the Annual Meeting. Accordingly, please provide voting instructions to your bank, broker or other nominee so that your shares may be voted on all other proposals.

When a brokerage firm votes its beneficial owners’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at a meeting.

QUESTIONS AND ANSWERS

⬛	Why am I receiving proxy materials?

The Board of Directors of the Company is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place as a virtual-only, internet webcast meeting without a physical location on Wednesday, May 21, 2025, at 11:00 a.m., Eastern Time.

You are requested to vote on the items described in this Proxy Statement which includes information that is required under Securities and Exchange Commission (“SEC”) rules and designed to assist you in voting your shares.

⬛	Who may vote?

You may vote if you were a holder of Company common stock at the close of business on April 4, 2025, which is the record date of the Annual Meeting. Each share of common stock entitles its holder or the holders of a valid proxy for a shareholder to one vote on each matter to be voted on at the Annual Meeting.

You are invited to attend the Annual Meeting via the live webcast to vote on the proposals described in this Proxy Statement so long as you register to attend the Annual Meeting at proxydocs.com/MNSB by 5:00 p.m., Eastern Time, on May 20, 2025 (the “Registration Deadline”). You will be asked to provide the control number located inside the box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

⬛	Why are we holding a virtual-only, Internet webcast Annual Meeting?

The Board of Directors believes that it is in the best interests of the Company and its shareholders and employees to hold a “virtual-only,” Internet Annual Meeting via webcast again this year. We believe that a virtual meeting provides broad and convenient access for our shareholders who may participate in an expense reduced and environmentally sensitive manner. We have also considered the health and well-being of our attendees.

The virtual Annual Meeting will permit our shareholders of record to ask questions and to vote. We welcome shareholder views on the virtual meeting format and will consider these comments in making our decisions regarding future meetings.

⬛	How may I participate via the live webcast?

Shareholders whose shares are registered in their own name will be able to attend the Annual Meeting in the form of a live webcast, to listen to the Annual Meeting, vote on-line, and submit questions for discussion at the Annual Meeting from their home, office or any remote location that has Internet connectivity. This year’s Annual Meeting will be accessible through the Internet via a live webcast. Prior registration to attend the Annual Meeting by the Registration Deadline at proxydocs.com/MNSB is required. You are entitled to participate in the Annual Meeting if you were a shareholder as of close of business on our record date of April 4, 2025, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting’s live webcast, you must register at proxydocs.com/MNSB by the Registration Deadline as described in the proxy card. As part of the registration process, you must enter the Control Number. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. We encourage you to vote your shares on the enclosed proxy card by mail in advance of the Annual Meeting.

If your shares of common stock are registered in the name of your broker, bank, or other agent (rather than directly in your own name), you are the “beneficial owner” of those shares, and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card received to ensure that your vote is counted. You may also be eligible to vote your shares electronically over the Internet or by telephone through your bank or brokerage firm. Many banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information and provided you a voting instruction card, please complete, and promptly return your voting instruction card in the self-addressed, postage-paid envelope provided.

To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Please follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.

This year’s shareholder question and answer session will include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the Annual Meeting at proxydocs.com/MNSB after logging in with your Control Number.

⬛	Who can vote at the Annual Meeting?

You will be entitled to vote at the Annual Meeting if you owned your common stock, either as a shareholder of record or as a beneficial owner, as of the close of business on April 4, 2025. On the record date there were 7,703,197 shares of common stock outstanding. Holders of these outstanding shares are entitled to one vote for each share of common stock held by them as of April 4, 2025, at the Annual Meeting. Each shareholder is entitled to one vote per share of common stock held on all matters to be voted on by shareholders. Unless context requires otherwise, any reference to “shares” in this Proxy Statement refers to all shares of common stock entitled to vote at the Annual Meeting.

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, your proxy card contains instructions on how to vote via the Internet or by telephone. The Internet and telephone voting facilities for shareholders of record will close at 5:00 p.m., Eastern Time, on May 20, 2025. If your shares are held in an account at a brokerage firm, bank, trust, or similar organization, you are considered the “beneficial owner” of shares held in “street name.” You will receive instructions from your broker, bank, trustee, or other nominee that must be followed for your broker, bank, trustee, or other nominee to vote your shares per your instructions.

Holders of the Company’s outstanding Series A Preferred Stock have no voting power with respect to the matters to be considered and voted upon at the Annual Meeting.

⬛	How do I vote?

For Proposal No. 1, you may either vote “For” any or all the nominees to the Board of Directors of the Company, you may “Withhold” your vote from all the nominees, or you may “Withhold” your vote from any nominee you specify. You may not vote your proxy “For” the election of any persons other than the four named nominees.

With respect to Proposal No. 2, Proposal No. 3 and Proposal No. 5, you may vote “For” or “Against,” or “Abstain” from voting, on the proposal.

With respect to Proposal No. 4 on the frequency of voting on future executive compensation, you may vote every 1, 2 or 3 years, or you may “Abstain.”

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote by proxy using a proxy card, vote by proxy on the Internet or by telephone as set forth in the proxy card or vote at the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting via webcast, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

•

To vote using the proxy card, complete, date and sign the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, please follow the instructions provided on your proxy card.

•	To vote by telephone, please follow the instructions provided on your proxy card.

•

To vote during the Annual Meeting, you must do so through proxydocs.com/MNSB. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

See “Who can vote at the Annual Meeting?” for voting instructions if you beneficially own shares held in street name.

⬛	What may I vote on?

You may vote on:

•	the election of four nominees to serve as directors, for three-year terms expiring in 2028;

•	the ratification of the appointment of YHB as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	an advisory, non-binding basis, to approve the compensation of the named executive officers;

•	an advisory, non-binding basis, the frequency of future shareholder advisory voting on the compensation of named executive officers;

•	an advisory, non-binding basis, a shareholder proposal recommending the sale of the Company, if properly presented; and

•	such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

⬛	How does the Board of Directors recommend I vote?

The Board of Directors of the Company recommends that you vote:

•	FOR each of the nominees for director;

•	FOR ratification of the appointment of YHB as our independent registered public accounting firm for 2025;

•	FOR the proposal to approve, on an advisory, non-binding basis, the compensation of the named executive officers;

•	FOR, on an advisory, non-binding basis, a “1 Year” frequency of voting on the compensation of named executive officers; and

•	AGAINST, on an advisory, non-binding basis, a shareholder proposal recommending the sale of the Company, if properly presented.

⬛	Does the voting process differ based upon how my shares are held?

Yes. Please read below and consider whether you are a shareholder of record of common stock, or a beneficial owner of common stock held in street name.

⬛	If I am a beneficial owner of Company shares held in street name, how do I vote?

If you are a beneficial owner of shares of our common stock held in street name (i.e., your shares are held by a broker) and you received a printed copy of these proxy materials by mail, you should have received a voting instruction card with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a notice by mail, you should have received the notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that voting instruction card or may vote by telephone or over the Internet as instructed by that organization in the voting instruction card. Beneficial owners that received a notice by mail from the record owner should follow the instructions included in the notice to view the Proxy Statement and transmit their voting instructions. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

A beneficial owner planning to vote in person at the Annual Meeting must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

⬛	How do I vote Company common stock allocated to my MainStreet Bank 401(k) Retirement Plan?

If you are a participant in the MainStreet Bank 401(k) Retirement Plan (the “Retirement Plan”), you are receiving a proxy card that will serve as your voting instruction form on behalf of the Retirement Plan. Pursuant to the Retirement Plan, you are entitled to direct the administrator how to vote the shares credited to your account in the Retirement Plan. If a Retirement Plan participant does not direct the Retirement Plan administrator as to how to vote the common stock allocated to the participant’s Retirement Plan account, the administrator, subject to its fiduciary duty, will vote such common stock in the same proportion as it has received voting instructions from other Plan participants. The deadline for return of your Retirement Plan voting instructions is May 19, 2025, at 5:00 p.m., Eastern Time.

⬛	May I change my vote?

If you are a holder of record of shares of common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Voting again by telephone or over the Internet,

•	sending us a proxy card dated later than your last vote,

•	notifying the Company’s Secretary in writing, or

•	attending the Annual Meeting and submitting an electronic ballot.

⬛	How many votes do the proposals need to be approved?

Directors are elected by a plurality of the votes cast (Proposal No. 1). Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors of the Company. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum but will have no effect on the election of that nominee.

The affirmative vote of a majority of the votes cast is required for ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), for approval of the compensation of the named executive officers (Proposal No. 3), and for approval of the shareholder proposal recommending the sale of the Company, if properly presented (Proposal No. 5). With respect to the frequency of future shareholder advisory voting on named executive officer compensation (Proposal No. 4), the frequency that receives the most votes will be considered approved. Approval of Proposal No. 3, Proposal No. 4, and Proposal No. 5 will not be binding on us.

If you are a registered holder of Company common stock and you sign and submit your proxy card without voting instructions, your shares will be counted for purposes of establishing a quorum and will be voted “FOR” each director nominee (Proposal No. 1), “FOR” ratification of the appointment of YHB (Proposal No. 2), “FOR” approval of the compensation of the named executive officers (Proposal No. 3), “FOR” a “1 YEAR” voting frequency (Proposal No. 4), and “AGAINST” the shareholder proposal (Proposal No. 5).

⬛	Is cumulative voting permitted for the election of directors?

No. You may not accumulate your vote for the election of directors.

⬛	What are broker non-votes?

A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote and has not received specific instructions from you. Under current regulations, if your broker holds your shares (i.e., your shares are held in “street name”) and delivers this Proxy Statement to you, the broker generally has authority to vote the shares on “routine” matters. Proposal Two is a matter we believe will be considered “routine”; even if the broker does not receive instructions from you, the broker is entitled to vote your shares in connection with Proposal Two. Proposals One, Three, Four and Five are matters we believe will be considered “non-routine”; the broker is not entitled to vote your shares without instructions. Shares held in street name which have been designated by brokers as not voted (“broker non-votes”) will not be counted as votes cast. Broker non-votes, however, will be treated as shares present for purposes of determining a quorum. Certain brokers may not be able to exercise discretionary authority with respect to even routine items depending on the rules of the exchange or market of which the broker is a member.

⬛	How many outstanding shares of Company common stock are there?

At the close of business on April 4, 2025, which is the record date for the Annual Meeting, there were 7,703,197 shares of Company common stock outstanding and entitled to vote.

⬛	What constitutes a quorum?

The presence, in person or by proxy, of the holders of one-third of the shares entitled to vote will constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on April 4, 2025, are entitled to notice of, and to vote at, the Annual Meeting. We intend to include as present: shares present but not voting; shares for which we have received proxies but for which holders have abstained from voting; and shares represented by proxies returned by a bank, broker or other nominee holding shares.

⬛	Will my vote be confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

⬛	How will voting be conducted on other matters raised at the Annual Meeting?

The form of proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve. It also confers discretionary authority with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to us in accordance with our Restated Articles of Incorporation and Bylaws. Except for procedural matters incident to the conduct of the Annual Meeting, we do not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

⬛	Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. The Company has retained Alliance Advisors, LLC to aid in the solicitation of proxies in connection with the Annual Meeting and will pay a base fee for their services of $15,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs. Additional solicitations of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and other regular associates, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses for forwarding materials to the beneficial owners of shares held of record by others.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

⬛	Where can you find results of the Annual Meeting?

The Company plans to announce preliminary voting results at the Annual Meeting. We will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

CORPORATE GOVERNANCE

Boards of Directors

The current members of the Company’s Board of Directors are:

•	Rafael E. DeLeon, Darrell Green and Russell Echlov, whose terms expire in 2025, and who are nominees for election at the Annual Meeting for a term of three years,

•	Jeff W. Dick, Paul Thomas Haddock, and Terry M. Saeger, whose terms expire in 2026, and

•	Charles C. Brockett, Thomas J. Chmelik and Patsy I. Rust, whose terms expire in 2027.

All current members of the Company’s Board of Directors other than Mr. Brockett also serve as members of the Board of Directors of MainStreet Bank (the “Bank”). Abdul Hersiburane, President of the Bank, and Ali Manouchehri are additional members of the Bank’s Board of Directors. Mr. Manouchehri is also a nominee for election at the Annual Meeting for a term of three years.

Board Supervision

The Board of Directors has adopted a Board Supervision Policy which outlines the Board’s responsibilities and duties to protect the interests of the Company’s shareholders and the Bank’s customers. The Policy addresses matters relating to the Board’s oversight, including assessment of growth and planning strategies on an ongoing basis; assessment of the Company’s performance and financial condition; assessment of management’s performance; assessment of the Board’s processes and procedures to better manage its own performance; and determination of director compensation. Board members acknowledge their duty of being diligent and loyal in the performance of their responsibilities.

Board Independence

The Board of Directors has reviewed the relationships that each director has with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are “independent directors.” The Board of Directors has reviewed several factors, including applicable Nasdaq listing standards, to evaluate the independence of each of its members, both as directors and as members of specific Board committees. These factors include its members’

current and former relationships with us and competitors, suppliers, and clients; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which our Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that, as of the date of this Proxy Statement, all current directors and nominees, other than Messrs. Dick, Chmelik and Manouchehri, are and will be independent directors of the Company within the meaning of applicable Nasdaq listing standards. The Board believes that all members of the Compensation, Nominating, and Audit and Risk Committees are independent under applicable committee independence standards. Independent Board members met in executive sessions without management present four times during the year ended December 31, 2024.

Codes of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all the Company’s and the Bank’s directors, officers, and other employees. The Company has also adopted a Code of Ethics for Senior Financial Officers. The Codes of Ethics are available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will also be disclosed on our website. We may elect to disclose any such amendment or waiver in a report on Form 8-K filed with the SEC in addition to or in lieu of the website disclosure.

The Code of Ethics and Business Conduct is applicable to all employees. It is the Company’s policy that all employees conduct their business affairs in such a manner and with such ethics and integrity that no conflict of interest, either real or implied, can be construed. Each employee is responsible to uphold and comply with this Code. Potential conflicts of interest identified in the Code include self-dealing, outside employment and other activities, corporate opportunities, management interlocks, improper gifts/payments to employees, relationships with suppliers, confidentiality of customers’ and corporate information, insider trading, and relationships with government officials.

It is expected that all directors, officers, and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules, and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership and Oversight

The Board of Directors combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the Company’s corporate governance structure. Terry Saeger serves as Vice Chairman of the Board and Lead Independent Director. The Board of Directors believes this provides an efficient and effective leadership model for the Company.

•

Combining the Chairman of the Board and Chief Executive Officer positions promotes clear accountability, effective decision-making, and alignment on corporate strategy. Our Chief Executive Officer, who is a co- founder of the Bank, has always been the CEO and has served as Chairman since 2009. He has extensive knowledge of all aspects of our current business and operations and our prospects which he communicates to the Board. He is particularly focused on the development and execution of our current strategic plans and investments for future growth.

•

The Vice Chairman and Lead Independent Director provides a means for our independent Directors to meet and discuss all issues and concerns that arise on an ongoing basis. The Lead Independent Director can independently engage external resources as needed to follow-up on issues and concerns. The Lead Independent Director also acts as a Liaison to the Chairman to follow-up and share concerns raised by the independent Directors.

The Board of Directors also believes administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted good governance practices, including:

•	The Lead Independent Director can call for executive sessions of the independent directors as needed,

•

The independent Compensation Committee conducts performance evaluations of the Chairman of the Board and Chief Executive Officer, and works with management to evaluate risks posed by our compensation programs and limit unnecessary or excessive risks these programs may pose to the Company, and

•	The Nominating Committee is responsible for the selection and nomination of Directors and is made up exclusively of independent Directors.

Risk Management
The Board of Directors is actively involved throughout the year in oversight of risks that could affect the Company. This oversight is conducted in part through the Audit and Risk Committee of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.
The Chief Risk Officer and Chief Compliance Officer are both seasoned bankers with appropriate education and training in their fields. Both individuals have independent reporting lines to the Audit and Risk Committee and are free to contact independent Directors whenever they feel the need to do so. Through these reports, the Audit and Risk Committee receives information on areas of material risks to the Company, including credit, liquidity, market, interest rate, legal and compliance, operational, technology, strategic, and reputational risks. These reports enable the Audit and Risk Committee and the Board of Directors to be informed of the risk identification, risk management and risk strategies employed by management.
The Board of Directors satisfies this responsibility through full reports by the Audit and Risk Committee regarding its considerations and actions regarding risk management and risk mitigation strategies, regular reports directly from officers responsible for oversight of risks within the Company, and through internal and external audits. This reporting and governance structure is intended to ensure that information is analyzed and reported to the Board of Directors, and to enable the Board of Directors and the Audit and Risk Committee to coordinate their risk oversight roles with respect to risk interrelationships. The Audit and Risk Committee conducts an annual assessment of its performance and capabilities.
The Audit and Risk Committee on a periodic basis meets with and receives reports from management regarding actions and strategies to address current and ongoing cybersecurity risks. These reports and the related processes have been integrated into the Company’s overall risk management system. In addition, these reports are presented to the Board of Directors. Reports to the Audit and Risk Committee address, among other things, the threat environment, vulnerability assessments, specific cyber incidents, information security assessments of third-party service providers, and management’s efforts to monitor, deter and prevent cyber threats.
From time to time the Company has experienced cybersecurity incidents, but no such incident has materially affected our business strategy, results of operations, or financial condition. There can be no guarantee that the Company will not experience such an incident in the future.
Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors of the Bank oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, rules, regulations, and risks acceptable to the organization.
Risk is inherent with every business, particularly financial institutions. We face multiple risks, including credit risk, market risk, interest rate risk, liquidity risk, technology risk, operational risk, legal and compliance risk, strategic risk and reputation risk. Management is responsible for the day-to-day
identification, assessment and management of cybersecurity and other risks the Company faces, while the Board and its committees have responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management meets regularly to discuss strategy and risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board of Directors provide independent oversight of the Company’s management and affairs.
Policy for Recovery of Erroneously Awarded Compensation
Our Board of Directors has approved and adopted a Policy for the Recovery of Erroneously Awarded Compensation (a “Clawback Policy”) in compliance with Rule
10D-1
under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing standards for recovery of compensation from the Company’s current and former executive officers under certain incentive-based circumstances. The Clawback Policy provides that in the event the

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Company is required to restate financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee or the Board may seek recover of “Erroneously Awarded Compensation,” which means the amount of incentive-based compensation that exceeds the amount of such compensation that otherwise would have been received had it been determined based on the restated financial results. The timing and method for recouping Erroneously Awarded Compensation may include, without limitation: (a)
 seeking reimbursement of all or part of any cash or equity-based award, (b)
 cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c)
 cancelling or offsetting against base salary and/or any planned future cash or equity-based awards, (d)
 forfeiture of deferred compensation, subject to compliance with Section
 409A of the Internal Revenue Code, and (e)
 any other method that does not contravene any applicable law, including without limitation, Section
 409A of the Internal Revenue Code.
Insider Trading Policies
The Company has adopted a Policy Statement on Insider Trading and Confidentiality to govern the purchase, sale and/or other dispositions of our securities by directors, officers and other employees. We believe that our Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Pursuant to SEC Regulations, a copy of the Company’s policy has been filed as an exhibit to our Annual Report on Form
10-K
for the fiscal year ended December
 31, 2024.
Policy Against Pledging Company Stock
The Board of Directors believes that ownership of the Company’s capital stock by executive officers and directors promotes alignment of interest with shareholders. The Board recognizes that pledging by executive officers and directors of the Company’s capital stock as collateral for indebtedness creates the risk of an unplanned sale that may occur at a time when the director or executive officer is aware of material nonpublic information or is otherwise not permitted to trade in the Company’s capital stock.
This policy applies to transactions in Company capital stock by members of the Board and officers who are subject to the reporting requirement of Section 16 of the Exchange Act.
Executive officers and directors shall not, directly, or indirectly, pledge, hypothecate, or otherwise encumber shares of Company capital stock as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account or any other account that could cause the capital stock to be subject to a margin call or otherwise be available as collateral for a margin loan.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires each of our directors, certain officers, and each beneficial owner of more than 10% of our common stock, to file with the SEC an initial report of the person’s beneficial ownership of our equity securities and subsequent reports regarding changes in ownership. These directors, officers, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms and certain other forms that they file. Based on reports filed by and representations of our directors and officers, we believe that, except as described below, each of our directors and officers subject to Section
 16(a) reporting requirements with respect to the Company satisfied all requirements during 2024.
In 2024 while confirming Section
16(a) beneficial ownership as of December
 31, 2023, it was determined that Russell Echlov, a director of the Company, had inadvertently failed to report on Form 4 one open market purchase of shares through a personal dividend reinvestment account with a brokerage firm. Upon recognition of the reporting error, Mr.
 Echlov reported his purchase of shares on Form 5 that was timely filed.
Director Stock Ownership Guidelines
The Board of Directors believes that it is appropriate and in the best interests of the Company and its shareholders for Board members to make and maintain a significant investment in the Company, so that their financial interests are aligned with the long-term interests of our shareholders. To foster director stock ownership, the Board has adopted Director Stock Ownership Guidelines (the “Guidelines”).
Board members will be expected to maintain an investment in the Company’s common stock equal to a minimum of $100,000 of fair market value within three years of being first elected or appointed as a director (or within three years following Board adoption of the Guidelines, if later). The dollar amount of stock ownership may be adjusted from time to time by action of the Board. Directors must maintain free and clear ownership of all shares required to meet the applicable Guidelines. All shares deemed beneficially owned under SEC Rule 13d-3 are counted towards satisfaction of the Guidelines.

Once achieved, ownership of the Guidelines amount must be maintained for as long as the individual remains a director. Any subsequent reduction in market value will not necessitate a further investment to comply.

Until a director meets the minimum stock ownership amount, 100% of all cash compensation payable to the director for service to the Company or the Bank will be paid in the form of common stock valued as of the date of payment as permitted in accordance with the Company’s equity incentive plans. Until such a time, a director also is required to retain an amount equal to not less than 100% of the net shares received because of the exercise of Company stock options or the vesting of restricted stock awards. “Net shares” are those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable).

The Guidelines are administered and interpreted by the Nominating Committee of the Board of Directors. The Guidelines may be waived for individual directors, at the Committee’s discretion, if compliance would create hardship or prevent a director from complying with a court order.

Director Attendance

The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2024, the Board of Directors met a total of 12 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he or she served during the year ended December 31, 2024. The Board encourages, but does not require, directors to attend annual meetings of shareholders. All directors attended the virtual-only 2024 Annual Meeting of Shareholders.

Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of the Company has established standing committees, including a Nominating Committee, a Compensation Committee and an Audit and Risk Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities, and operations. The table below sets forth the directors serving on each of the listed standing committees.

Nominating	Compensation	Audit and Risk
Patsy J. Rust*	Terry M. Saeger*	Rafael E. DeLeon*
Rafael E. DeLeon	Russell Echlov	Russell Echlov
Russell Echlov	Paul Thomas Haddock	Paul Thomas Haddock
Darrell Green	Patsy I. Rust	Patsy I. Rust
Paul Thomas Haddock		Terry M. Saeger
Terry M. Saeger

*	Denotes committee chair.

Nominating Committee. The Nominating Committee met one time during the fiscal year ended December 31, 2024. The Board of Directors has adopted a written Charter for the Nominating Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Nominating Committee will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the way persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders at which directors are to be elected only by or at the direction of the Board of Directors or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Company’s Corporate Secretary. For additional information, see “Shareholder Proposals.”

These requirements apply to all shareholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s Proxy Statement or form of proxy.

To be timely under the Bylaws, notice of a shareholder’s nomination or other business for the Annual Meeting must have been delivered to the Secretary of the Company at its principal executive office not later than the close of business on the 120th calendar day prior to the first anniversary of May 15, 2024, the preceding year’s annual meeting date, or not later than January 15, 2025.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee met one time during the 2024 fiscal year. The Board of Directors has adopted a written Charter for the Compensation Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/govdocs.

The Compensation Committee is responsible for establishing the Company’s compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of executive officers, and assessing any risks arising from its compensation policies and practices that may have an adverse effect on the Company. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

In consultation with management, the Compensation Committee also oversees the Company’s compliance with applicable laws and regulations and Nasdaq listing standards governing compensation, including establishing, maintaining, and administering policies for the recovery, or clawback, of erroneously awarded compensation, and, if necessary, recommending to the Board of Directors revisions or additions to such policies. For a description of the Company’s Clawback Policy, see “Governance.”

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to, among other things: attract, retain and motivate an experienced, competent executive management team; reward the executive management team for the enhancement of shareholder value based on our annual performance and the market price of our stock; provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers several factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of senior management with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chairman and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit and Risk Committee. The Audit and Risk Committee has oversight responsibility for the quality and integrity of our financial statements. The Audit and Risk Committee meets privately with the independent registered public accounting firm, has authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Audit and Risk Committee. The Audit and Risk Committee met four times during 2024.

The primary functions of the Audit and Risk Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders, and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the internal audit process. Additionally, the Audit and Risk Committee has responsibilities with respect to: (i) complaints relating to accounting, internal accounting controls or auditing matters; (ii) authority to engage advisors; and (iii) funding as determined by the Audit and Risk Committee. The Audit and Risk Committee also monitors our compliance with legal and regulatory requirements.

The Audit and Risk Committee has adopted a policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by the independent registered public accounting firm, including audit services, and permitted audit-related and non-audit services, must be pre-approved by the Audit and Risk Committee. The Audit and Risk Committee pre-approved all audit and non-audit services provided by YHB during 2024. The Audit and Risk Committee will also pre-approve 2025 services to be provided by YHB.

The Board of Directors has adopted a written Charter for the Audit and Risk Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents.

The Audit and Risk Committee is authorized to conduct an appropriate review of all related party transactions for potential conflict of interest situations to determine that the related party transaction is consistent with the best interests of the Company and our shareholders. The term “related party transaction” generally means a transaction, arrangement, or relationship (or any series of the same) in which we or our subsidiaries are or will be a participant and the amount involved exceeds $120,000, and in which the related party has or will have a direct or indirect interest. A related party generally means a director, nominee or executive officer of the Company, a person known to be the beneficial owner of more than 5% of our common stock, and any “immediate family member” of the foregoing persons (as defined by the SEC).

Audit Committee Financial Expert. The Board of Directors has determined that Russell Echlov is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the SEC. Mr. Echlov is considered an independent director under the rules of The Nasdaq Stock Market, including the specific independence requirements for audit committee members.

Board Refreshment

In August 2024, our long-time director Elizabeth S. Bennett announced her retirement and resignation as a member of the Board of Directors of the Company and MainStreet Bank.

The Board and the Nominating Committee strive to identify highly qualified nominees. The Board has nominated one new director candidate, Ali Manouchehri, for election at the Annual Meeting. The Board and the Committee believe the director nominees standing for election at the Annual Meeting possess an appropriate and diverse mix of experiences and perspectives to serve the best interests of our shareholders, employees, and customers.

Shareholder Outreach and Communications

Shareholder outreach is an integral part of the Company’s investor relations philosophy, as shareholders provide us insight on a variety of topics. The Company’s management meets with investors throughout the year in various investor relations venues. In addition to discussing industry matters and the Company’s performance, investors provide feedback regarding the Company’s strategic direction.

Shareholders may communicate with the Board of Directors by writing the Company’s Corporate Secretary, Thomas J. Chmelik, at the following address: 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office.

PROPOSAL ONE -

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine directors and will be expanded to ten directors upon the election of all nominees. Under the Company’s Restated Articles of Incorporation and Bylaws, the Board of Directors is divided into three groups (Group I, Group II and Group III) as nearly equal in number as possible. Except for director elections outside of the Annual Meeting, directors in only one group are elected each year, each for a three-year term. This year, four individuals have been nominated for election as directors of the Company for terms expiring at the 2028 Annual Meeting of Shareholders or until their successors are elected and qualify. Three of our nominees are incumbents whose terms will expire at the Annual Meeting. The fourth nominee, Ali Manouchehri, will, if elected, be a new director of the Company.

The Board of Directors is not aware of any immediate family relationship among any director, executive officer or person nominated to become a director; nor is the Board of Directors aware of any involvement of any director, executive officer or director nominee in any legal proceedings that would be material to an evaluation of the ability or integrity of any director, executive officer, or director nominee.

Each director nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The discussion below sets forth information regarding each director of the Company and each nominee for director, including his or her age, position on the Board and term of office. The Nominating Committee of the Board of Directors recommends nominees to the Board of Directors for election as directors. All directors have served as directors of the Company since it was formed as the Bank’s holding company in July 2016, except for Mr. Brockett, who was elected a director of the Company in 2018, Mr. Echlov, who was elected a director of the Company in 2018, and Mr. DeLeon, who was elected a director of the Company in 2021.

The Board of Directors recommends a vote “FOR” the nominees set forth below.

Nominees for Election

Rafael E. DeLeon, 61, has served as a director of the Company and the Bank since July 2021. Mr. DeLeon has served as Senior Vice President of Industry Engagement for Ncontracts LLC, a provider of integrated risk management and lending compliance solutions for the financial services industry since June 2021. Mr. DeLeon oversees that company’s regulatory outreach efforts and advises customers regarding regulatory compliance matters. Mr. DeLeon served for over three decades with the Office of the Comptroller of the Currency (the “OCC”). He joined the OCC in 1989 as an assistant national bank examiner and was commissioned as a national bank examiner in 1995. Mr. DeLeon retired from the OCC in April 2021, most recently serving as Director for Banking Relations, a role in which he directed the agency’s outreach to commercial banks and was its representative to industry trade associations. Among his responsibilities, he led and instructed OCC workshops for community bank directors and represented the agency to the financial services industry at events around the country.

Summary of director qualifications for Mr. DeLeon – Mr. DeLeon brings his extensive experience at the OCC in finance, regulatory compliance, and risk management to our Board. His responsibilities with the OCC, as well as his current position, provide him with insight regarding new and changing regulatory and financial perspectives which will be beneficial to our Board.

Russell Echlov, 50, has served as a director of the Company and the Bank since December 2018. Since October 2020, Mr. Echlov has served as a Partner/Founder of Ledyard Capital, an asset management business focused on the financial services industry. Mr. Echlov was previously a Senior Portfolio Manager of RMB Capital Management LLC, Mendon Capital Strategy (Community Banking Strategy) from 2014 to 2020. Mr. Echlov started his career as an associate at Mendon Capital Advisors Corp in 1997. In 2001, Mr. Echlov left to gain experience with various investment strategies and worked with firms such as Keefe, Bruyette & Woods, FrontPoint Stadia, Columbia Financial Partners and Spring Hill Capital Partners, LLC. In 2017, Mr. Echlov returned to Mendon Capital Advisors who teamed up with RMB Capital to manage a financial services-focused US equity strategy. Mr. Echlov earned his bachelor’s degree in Modified Economics and Geography from Dartmouth College. Since 2020 Mr. Echlov has served as a director of InsCorp, Inc. and its subsidiary, INSBANK, a community bank in Tennessee. Mr. Echlov served as a director of Independence Bancshares, Inc. from 2015 until 2018.

Summary of director qualifications for Mr. Echlov – Mr. Echlov brings financial services industry knowledge. Mr. Echlov’s background in analyzing investment opportunities and following performance across the financial industry for over 25 years has provided him with a depth of industry knowledge. He has experience in financial statement, credit, alco, and operational risk analysis, as well as corporate governance and technology. He also has audit committee experience overseeing financial reporting. The Board has determined that Mr. Echlov is an audit committee financial expert as defined by the SEC.

Darrell Green, 65, has served as a director of the Bank since 2013. Since 2016, Mr. Green has served as an Associate Director of Athletics at George Mason University. In this position he is engaged in multiple roles, including identifying potential development partners, assisting in external media, and marketing for the Athletic Department, and providing student athletic development through a custom program to establish workforce relationships.

In 2003, Mr. Green established Darrell Green Enterprises, Inc., a marketing company that facilitates opportunities for Mr. Green and other athletes. After 20 years with the Washington Redskins (now Commanders), which included seven Pro-

Bowl appearances, four NFL Fastest Man Competition titles and three Super Bowls, he became a first ballot inductee into the Pro Football Hall of Fame, Class of 2008, and was officially inducted on August 2, 2008.

Mr. Green has received many awards for his accomplishments both on and off the field. He is the founder of the Darrell Green Youth Life Foundation (“DGYLF”), which opens and operates the Darrell Green Youth Life Learning Centers throughout the Washington, D.C. community. The Darrell Green Business Council for Youth was established to bring together business leaders and utilize their expertise in support of DGYLF programs. He has served as a board member for the Baltimore-Washington 2012 Olympic Bid, NFL/NFLPA September 11th Relief Fund, and the Loudoun Education Foundation. Mr. Green completed his Bachelor of Science degree in general studies and social science at St. Paul’s College in Lawrenceville, Virginia. In 1999, Marymount University recognized Mr. Green for his humanitarian endeavors and conferred upon him an honorary Doctorate of Humane Letters degree. In 2002, George Washington University and St. Paul’s College awarded Mr. Green his second and third honorary Doctorate of Humane Letters degrees. He has received several prestigious awards: including the NFL’s Man of the Year award in 1996; inducted into the Pro Football Hall of Fame in 2008; included on the NFL 100th Anniversary All-Time Team; and, in 2024, his football number was retired by the Commanders, only the fifth time in team history.

Summary of director qualifications for Mr. Green – Mr. Green was an organizing director and organizing shareholder of the Bank. Mr. Green left the Board shortly after the Bank opened in 2004 for personal reasons and re-joined the Board in April 2013. Mr. Green has been an avid and vocal supporter of the Bank since it opened its doors in 2004. Mr. Green is an established business and community leader – having been involved with successful businesses as well as humanitarian endeavors. We believe that the Board benefits from Mr. Green’s exceptional ethics and community leadership skills and his strong business and marketing skills.

Ali Reza Manouchehri, 48, is a digital technology expert with extensive federal contracting experience, particularly in the defense and national security sectors He joined the Bank Board of Directors in February 2024. Mr. Manouchehri is the co-founder (launched in 1999) and Chief Executive Officer of MetroStar Systems, LLC (“MetroStar”), a provider of digital IT services and solutions for the public sector. MetroStar supports defense, national security, and civilian agencies with digital IT solutions. He is also co-founder and chair of Zoomph, a sports media measurement and valuation platform that enables sponsors to track their brand partnerships across social media, streaming and broadcast channels. Mr. Manouchehri is a member of the board of directors of the Professional Services Council, which advocates for the government services sector. He also serves as a member of the board of trustees of the Leukemia and Lymphoma Society of the Mid-Atlantic Region. He earned a Bachelor of Arts degree in philosophy from George Mason University.

Summary of director qualifications for Mr. Manouchehri – Under Mr. Manouchehri’s leadership, MetroStar has grown from a small to a mid-size technology firm with over 500 employees. The company has cultivated a diverse customer portfolio, providing mission-critical support for over 40 programs across various defense, national security and civilian agencies. He brings expertise in digital technology, operational risk, growth, and credit. We believe that Mr. Manouchehri’s technology acumen and his strategic business experience will be of significant value to the Company and the Bank in his role as a director.

Incumbent Directors Serving For Terms Expiring in 2026

Jeff W. Dick, 64, joined the Bank in 2003 and has served as the Chief Executive Officer and a director of the Bank since its inception. Mr. Dick also served as President of the Company and the Bank until January 2017 when Mr. Brockett joined the organization. Mr. Dick reassumed the position of Company President upon Mr. Brockett’s retirement in March 2022. From 1999 until January 2003, he served in various positions at Millennium Bank, N.A., including Executive Vice President and as a member of the board of directors. Prior to this, Mr. Dick was an advisor to the Bank of England and Financial Services Authority from 1996 to 1999. Mr. Dick began his banking career with the Office of the Comptroller of the Currency in 1983 as a Field Examiner, and he became a Field Manager in Washington, D.C. in 1993. Mr. Dick served on the boards of ICBA Services and ICBA Bancard. He is a Past Chairman and director of the Virginia Association of Community Banks. Mr. Dick was a member of the Federal Reserve Bank of Richmond Payments Advisory Council, The Clearing House Real Time Payments Advisory Committee, and the Federal Delegates Board of the Independent Community Bankers of America. He has a Diploma from the Imperial College London in Management and a B.S.B.A. in both accounting and management from the University of North Dakota. Mr. Dick earned his Executive M.B.A. (with distinction) from the University of London Imperial College of Science, Technology and Medicine.

Summary of director qualifications for Mr. Dick – Mr. Dick is a co-founder and organizer of the Bank. Mr. Dick has served as Chief Executive Officer of the Bank and the Company since their inceptions. He became the Chairman of the

Board and Chair of the Executive Committee of the Bank in 2009 and serves as Chairman of the Board of the Company. In his role as an advisor to the Bank of England, he assisted in their efforts to modernize their risk-based approach to banking supervision. Mr. Dick gained valuable banking knowledge through his service as a director, Chief Lending Officer, and Executive Vice President of another community bank. We believe that Mr. Dick’s careers in domestic and international risk-based banking supervision and in community banking, along with his education, have directly benefited his roles as Chairman of the Board, President and Chief Executive Officer. In addition, Mr. Dick’s business background in the local community, as well as his involvement in civic organizations, has provided him with a strong depth of business contacts which continues to prove to be beneficial for the Bank.

Paul Thomas Haddock, 85, has served as a director of the Bank since 2003. Mr. Haddock is currently the President of Azure, Inc., a privately held company which he formed in 1984 to assist up-and-coming entrepreneurs and small businesses in developing and implementing effective business models. From 1981 to 1999, he created and managed Vacation Places, a commercial real estate and vacation property management company. Prior to 1981, he was involved in high-tech engineering pursuits at Westinghouse Electric Corporation in Baltimore, Maryland, and Scope Inc., in Reston, Virginia. He was employed as an engineer by Westinghouse from 1958 to 1965 working on radar systems and satellites, and he was employed in various engineering and managerial positions at Scope Inc. from 1965 to 1981. Since 1983, Mr. Haddock has served on the boards of directors for seven property associations located in Maryland, Florida and Virginia. He is currently President of the Stuart Professional Village in Herndon, Virginia, Vice President of the Grant Business Center in Herndon, Virginia, and Director at Dulles Crossroads Condominium Association in Herndon, Virginia. He received his B.S. in Electrical Engineering at Johns Hopkins University in 1963. He subsequently received his B.S. in Industrial Engineering in 1964 and a master’s in liberal arts degree in 1967 also from Johns Hopkins University.

Summary of director qualifications for Mr. Haddock – Mr. Haddock is a founding director of the Bank. Mr. Haddock also serves as Chair of the Loan Committee. Throughout his career, he has invested in land, commercial and residential real estate in the Washington, D.C. metropolitan area. His ownership of real estate has involved considerable risk analysis and the establishment of a measured risk tolerance. Mr. Haddock has counseled countless entrepreneurs and small business owners over the years to solve problems in many different types of industries. Additionally, he became a trained professional mediator in 1991, and was actively involved in resolving business disputes of all kinds until 2008. We believe that Mr. Haddock’s significant depth of knowledge of the real estate industry has proven to be very beneficial to the Board. In addition, his accumulated knowledge of purchasing, financing, developing, managing, and maintaining real properties has proven invaluable to the Loan Committee. Mr. Haddock’s work with small business development and dispute resolution has provided him with an ability to solve problems and search for resolutions. Mr. Haddock dedicates significant time and energy to the Board and continues to drive business opportunities to the lending and deposit-gathering staff.

Terry M. Saeger, 63, has served as a director of the Bank since 2011. Mr. Saeger has served as CEO and President of The Saeger Group, LLC, since 2005. In this capacity he works with CEOs and other executives of public and private companies to improve company performance and their leadership skills. He is also a Senior Business Counselor for the George Mason University Small Business Development Center where he has advised over 400 small businesses in the Bank’s market area since 2020. He previously served as Chief Executive Officer for Conservation Solutions, Inc., a conservator of art, architecture and artifacts (2016 to 2018). Mr. Saeger was Senior Vice President and General Manager at Volt Delta Resources, LLC, a telecommunications technology and software as a service business (2008 to 2015) and Executive Vice President at Humach, Inc., a software as a service customer experience solutions provider. Mr. Saeger has a B.S. in Industrial Engineering and Management from North Dakota State University and did post-graduate studies in Computer Integrated Manufacturing at Brigham Young University.

Summary of director qualifications for Mr. Saeger – Mr. Saeger joined the Board of the Bank in 2011 and currently serves as the Vice Chair and Lead Independent Director. He serves as the Chair of the Information Technology Committee of the Company and the Bank, and the Compensation Committee of the Company and the Bank. Mr. Saeger also attends all other Company and Bank Committee meetings in his role as Vice Chairman. Mr. Saeger is a member of the National Association of Corporate Directors (“NACD”) and holds Directorship Certification by NACD which is their highest level of professional Director certification focused on Governance and best practices for public company boards of directors. Mr. Saeger’s commitment to Board governance has been recognized by NACD as he has been selected as a Subject Matter Expert for the revision of the NACD Directorship Certification examination program in 2025. He also has attained, and maintained, a Certificate in Cyber-Risk Oversight for Directors from NACD/Ridge Global/Carnegie Mellon University’s CERT Software Engineering Institute. Mr. Saeger has over 25 years of experience in technology, software as a service, intellectual property, sales and management and is focused on helping build business value for all stakeholders of the Company. He emphasizes integrity and open communication and brings to the Board a wealth of experience in organizational structure, planning and forecasting. As our Lead Independent Director, Mr. Saeger’s responsibilities include working with the Chairman to set agendas for Board meetings and chairing meetings of the Board’s independent directors.

Incumbent Directors Serving for Terms Expiring in 2027

Charles C. Brockett, 61, has served as a director of the Company since January 2017, when he also became President of the Company and the Bank. In July 2020, Mr. Brockett retired as President and a director of the Bank. Effective March 31, 2022, Mr. Brockett retired as President of the Company. Mr. Brockett’s employment agreement with the Company terminated on December 31, 2021. Mr. Brockett continues to serve as a member of the Board of Directors of the Company.

Prior to joining the Company, Mr. Brockett was Executive Vice President, Director of Operations at Eagle Bank. Mr. Brockett held this position beginning in 2014 (following Eagle Bancorp’s completion of its acquisition of Virginia Heritage Bank) until May 2016. In this role, Mr. Brockett had direct oversight responsibility for all of the retail banking operations, deposit and loan operations, information technology, residential lending operations, marketing, customer service, and facilities. His tenure at Virginia Heritage Bank began in 2005 where he was one of the initial founders and worked throughout the entire initial capital raise, regulatory application, and ultimate opening. He served on the board of directors throughout the bank’s existence as well as Chief Financial Officer, and in 2010 assumed the role of Chief Operating Officer. At the time of its acquisition by Eagle Bancorp, Virginia Heritage Bank had grown to approximately $950 million in total assets with five branches.

From 1998 until 2005, Mr. Brockett was Managing Partner of Enterprise Financial Consulting, a Northern Virginia-based financial consulting firm which he founded in 1998. The firm specialized in the areas of accounting, finance and corporate governance such as compliance with the Sarbanes-Oxley Act of 2002. His clients included financial institutions, and technology and other middle market companies.

Summary of director qualifications for Mr. Brockett — Mr. Brockett has spent most of his career in banking, having started in 1980 with First Commercial Bank in Arlington, Virginia. He has held positions of increasing responsibility, including residential, consumer and commercial lending, credit management, compliance, enterprise risk management and accounting. In addition to banking, Mr. Brockett spent several years in public accounting/consulting specializing in areas such as internal controls over financial reporting. Mr. Brockett is a licensed Certified Public Accountant in the Commonwealth of Virginia. We believe that Mr. Brockett’s banking career and his knowledge of our banking market, along with his accounting expertise and his business relationships, directly benefit his role as a director of the Company and have proven to be beneficial for the Company and the Bank.

Thomas J. Chmelik, 62, has served as a director of the Bank since 2003. Mr. Chmelik is the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank and joined the Bank in April 2003. He also serves as Secretary of the Company and the Bank. From 1998 to 2002, he was the Chief Financial Officer and a director for Millennium Bancshares Corporation and Millennium Bank, N.A. Prior to that, he served as the Chief Financial Officer as part of a World Bank initiative during the restructuring of The National Bank of Commerce, the largest commercial bank in Tanzania, Africa, from 1995 to 1998. Mr. Chmelik was the Chief Financial Officer for Colombo Bank in Bethesda, Maryland from 1993 to 1995, and he was the Chief Financial Officer for Franklin National Bank of Washington, D.C. from 1989 to 1993. Mr. Chmelik has a B.A. in accounting from Belmont Abbey College.

Summary of director qualifications for Mr. Chmelik — Mr. Chmelik is a co-founder and organizer of the Bank and currently serves as Senior Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank. Mr. Chmelik has a long and established career working as a Chief Financial Officer in four Washington, D.C. metropolitan area community banks, as well as in Tanzania, Africa. Mr. Chmelik served on the Board of Directors and worked as part of the executive management team for another community bank. Mr. Chmelik consistently drives loan and deposit opportunities to the Bank. We believe Mr. Chmelik’s extensive experience as a chief financial officer, combined with his executive management and prior bank board experience, make him a strong contributor to the Board. In addition, Mr. Chmelik focuses on corporate governance.

Patsy I. Rust, 83, has served as a director of the Bank since 2008. She was a Senior Vice President with the Bank from its inception until her retirement in September 2008. Prior to joining the Bank, Ms. Rust was involved in business development and management at Millennium Bank, N.A., BB&T, F&M Bank and Bank of the Potomac. Ms. Rust was also a founder and organizer for Bank of the Potomac, where she was responsible for personnel, facilities, marketing, operations, and branch management. Ms. Rust has completed continuing education through the American Institute of Banking, the Virginia Bankers Association, and the University of Virginia. Ms. Rust has been involved over the past 41 years in numerous civic and charitable organizations in Herndon, Virginia. She was the chairman of the first Herndon Centennial Celebration,

Chairman of the Dranesville District Republican Party, received the Woman of the Year award from the Business and Professional Woman’s Club, organized and chaired Sister Cities International of Herndon and has held offices of President and Treasurer in other organizations.

Summary of director qualifications for Ms. Rust – Ms. Rust is a founding shareholder and organizer of the Bank. She joined the Board of the Bank in 2008 and currently serves as Chair of the Audit and Risk Committee. Prior to retiring from a 30-year banking career in the Northern Virginia market, Ms. Rust was a major contributing organizer of two de novo community banks and opened and managed two bank branches. Ms. Rust completed ongoing educational banking courses throughout her career. Ms. Rust was also the owner of a retail business prior to her banking career. Ms. Rust has been a civic leader in the community and has been active in local charities. We believe Ms. Rust brings a very strong knowledge of banking operations, administration and financial matters to the Board, which is very important as the Bank continues to grow. Additionally, Ms. Rust brings a very strong banking product and service knowledge, which aids the Bank in shaping its strategic direction. Ms. Rust continues to bring business opportunities to the Bank and is very active in networking with the Company’s employees.

Executive Officer Who Is Not a Company Director

In July 2020, the Board of Directors of the Bank appointed Abdul Hersiburane, 61, to serve as President and a director of the Bank. Mr. Hersiburane was elected as a Bank director to fill the vacancy resulting from Mr., Brockett’s resignation. In 1984, Mr. Hersiburane began his banking career in Somalia. He moved to the United States in 1995. Mr. Hersiburane worked as a Senior Financial Specialist and Financial Advisor with First Union Bank/Wachovia Bank from 1996 to 2006. He joined the Bank in 2007 as a Business Banker and became head of Business Banking in 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

For purposes of the following tables, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of the record date. Except as otherwise noted, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

We have based our calculations of the percentage on 7,703,197 shares of the Company’s common stock outstanding on April 4, 2025, the record date. As of that date, there were no options held by any of the directors, director nominees or named executive officers.

The following table sets forth information regarding beneficial ownership, as of April 4, 2024, of the Company’s common stock by:

•	Each director and director nominee of the Company,
•	Each named executive officer of the Company, and
•	All current directors, director nominees and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership (1)(2)	Percentage of Common Stock Outstanding
Charles C. Brockett	119,935	1.56%
Thomas J. Chmelik	157,832	2.05%
Rafael DeLeon	10,627	*
Jeff W. Dick	249,605	3.24%
Russell Echlov	5,078	*
Darrell Green	30,317	*
Paul Thomas Haddock	17,160	*
Ali Reza Manouchehri	7,733	*
Patsy I. Rust	26,801	*
Terry M. Saeger	38,384	*
Abdul Herisburane	51,331	*
Directors, director nominees and executive officers as a group (11) persons)	714,803	9.28%

* Percentage of ownership is less than 1% of the Company’s outstanding shares of common stock.

(1)

Includes directors’ vested stock awards. See “Director Compensation.” Also includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity, by certain of the individual’s family members, or by trusts of which the individual is a trustee and with respect to which shares the individual may be deemed to have sole or shared voting and/or investment power, and shares under a power of attorney.

(2)	Includes unvested restricted shares that may be voted by the following persons:

Name	Amount
Charles C. Brockett	--
Thomas J. Chmelik	11,589
Jeff W. Dick	17,818
Rafael E. DeLeon	--
Russell Echlov	--
Darrell Green	--
Paul Thomas Haddock	--
Ali Reza Manouchehri	--
Patsy I. Rust	--
Terry M. Saeger	--
Abdul Herisburane	6,036

The following table sets forth certain information as to those persons who were believed to be beneficial owners of 5% or more of the Company’s outstanding shares of common stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares of Common Stock Outstanding as of Record Date

The Banc Funds Company, L.L.C. 150 South Wacker Drive Suite 2725 Chicago, IL 60606	606,371(1)	7.87%

AllianceBerstein L.P. 501 Commerce Street Nashville, TN 37203	560,196(2)	7.27%

Wellington Management Group LLP 280 Congress St. Boston, MA 02210	428,570(3)	5.56%

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares of Common Stock Outstanding as of Record Date

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	375,779(4)	4.88%

(1)

An amended statement on Schedule 13G/A was filed jointly with the SEC on February 9, 2024, by Banc Fund IX L.P. (“BF IX”), Banc Fund X L.P. (“BF X”), and TBFC Financial Technologies Fund L.P. (collectively, the “Reporting Persons”). The general partner of BF IX is MidBan IX L.P. (“MidBan IX”). The general partner of BF X is MidBan X L.P. (“MidBan X”). The general partner of TBFC Financial Technologies Fund L.P. is MidBan XI L.P. (“MidBan XI”). The general partner of MidBan IX, MidBan X, and MidBan XI is The Banc Funds Company, L.L.C. (“TBFC”). TBFC’s principal shareholder is Charles J. Moore. Mr. Moore is the manager of BF IX, BF X and TBFC Financial Technologies Fund L.P. As manager, Mr. Moore has voting and dispositive power over the securities of the Company held by each of those entities. As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the Partnership entities is directly and indirectly controlled by TBFC. The Reporting Persons reported that, as of December 31, 2023, they held aggregate sole voting and dispositive power with respect to 606,371 shares, as follows: BF IX – 360,672 shares; BF X – 245,699 shares; and TBFC Financial Technologies Fund L.P. – 0 shares.

(2)

Based on information in an amended statement on Schedule 13G/A filed with the SEC by AllianceBernstein L.P. (“Alliance”) on February 14, 2024, reporting ownership of these shares as of December 31, 2023. According to the Schedule 13G/A, Alliance reported that, as of December 31, 2023, it had sole voting and dispositive power with respect to 560,196 shares of our common stock. Alliance is a majority owned subsidiary of Equitable Holdings, Inc. (“EQH”). Alliance reported that it operates under independent management and makes independent decisions from EQH and its respective subsidiaries, and EQH calculates and reports beneficial ownership separately from Alliance pursuant to guidance provided by the SEC.

(3)

An amended statement on Schedule 13G/A was filed jointly with the SEC on November 8, 2024, by Wellington Management Group LLP (“Wellington”), as parent holding company of certain holding companies and the Wellington Investment Advisers, reporting ownership of these shares as of September 30, 2024. The securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington. According to the Schedule 13G/A, Wellington reported that, as of September 30, 2024, it had shared voting and dispositive power with respect to 428,570 shares of our common stock.

(4)

Based on information in an amended Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 7, 2024, reporting these shares. As of January 31, 2024, BlackRock, Inc. reported that it had sole voting power with respect to 368,236 shares and sole dispositive power with respect to 375,779 shares of our common stock.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation for 2023 and 2022 awarded to, earned by, or paid to Jeff W. Dick, Chairman, President and Chief Executive Officer, Thomas J. Chmelik, Senior Executive Vice President and Chief Financial Officer and Abdul Hersiburane, Bank President. Messrs. Dick, Chmelik and Hersiburane received perquisites and other personal benefits in addition to other compensation during the periods stated. The aggregate amounts of these perquisites and other personal benefits for each individual, however, did not exceed $10,000 and, therefore, have been omitted.

Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion(3) ($)	Total ($)
Jeff W. Dick Chairman, President & Chief Executive Officer	2024	$710,000	$ —	$ —	$ —	$ —	$ —	$ 31,955	$741,955
	2023	$665,712	$443,750	$443,750	$ —	$ —	$ —	$ 29,439	$1,582,651
Thomas J. Chmelik Senior Executive Vice President, Chief Financial Officer and Secretary	2024	$375,000	$ —	$ —	$ —	$ —	$ —	$ 21,577	$396,577
	2023	$357,971	$ —	$281,250	$ —	$ —	$ —	$ 24,416	$663,367
Abdul Hersiburane Bank President	2024	$405,000	$180,000	$ —	$ —	$ —	$ —	$ 22,569	$607,569
	2023	$370,741	$151,875	$151,875	$ —	$ —	$ —	$ 21,574	$696,065

(1)

The Company’s executive compensation program consists of both fixed base salaries and discretionary bonuses in the form of cash payments and restricted stock awards under the 2019 Equity Incentive Plan. Allocation of the cash payments and restricted stock awards is determined by the award recipients, provided that the cash payments may not be more than 50 percent of each total award. For additional information see “— Equity Incentive Plan” below.

(2)

No restricted stock awards were granted for 2024. Restricted stock awards for 2023 were as follows: Mr. Dick – $443,750 (20,385 shares); Mr. Chmelik — $281,250 (12,933 shares); and Mr. Hersiburane — $151,875 (6,984 shares). Reflects aggregate grant date fair value of stock awards based upon the stock price on the date of the award in accordance with FASB ASC Topic 718. The restricted stock awards vest one-third after one year and one-third annually thereafter during periods of continued service by the award recipients until the awards are fully earned. The awards vest immediately upon a change in control transaction.

(3)	Consists of matching contributions under the Retirement Plan and dividends received on restricted stock awards.

The table below includes information with respect to all unvested restricted stock awards held by the named executive officers at December 31, 2024.

Outstanding Equity Awards at Fiscal 2024 Year-End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Jeff W. Dick	—	—	—	$—	—	—	$—	17,818	$322,506
Thomas J. Chmelik	—	—	—	$—	—	—	$—	11,589	$209,761
Abdul Hersiburane	—	—	—	$—	—	—	$—	6,036	$109,252

(1)	Reflects current ownership of shares of restricted stock granted in 2022, 2023 and 2024, each of which vests in equal increments over a period of three years from the date of grant.
(2)

The amounts in this column represent the fair market value of the restricted stock as of December 31, 2024, based on the closing market price of the Company’s common stock on that date, which was $18.10 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information concerning securities authorized for issuance under equity compensation plans, the weighted average price of such securities and the number of securities remaining available for future issuance, as of April 4, 2025.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining and available for future issuance (2)
Plans approved by shareholders	251,042	$—	446,121
Plans not approved by shareholders	—	$—	—
Total	251,042	$—	446,121

(1)	Consists of unvested restricted stock awards. There are no outstanding options, warrants or rights.
(2)	Remaining shares available for issuance under the 2019 Plan, which can be issued either as restricted stock grants or upon exercise of stock options.

CEO Pay Ratio

We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Jeff W. Dick, our Chairman, President, and Chief Executive Officer (“CEO”).

For fiscal year 2024, the Company’s last completed fiscal year:

•	The median of the annual total compensation of all employees at the Company (other than CEO Jeff W. Dick), was $113,900, and

•	The annual total compensation of Jeff W. Dick, our CEO, was $741,955.

Based on this information, the ratio for 2024 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is approximately 6.5 to 1. With respect to the annual total compensation of our CEO, the Company used the amount reported in the “Total” column of the 2024 Summary Compensation Table.

The pay ratio reported above is an estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employees and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies with different employee populations and compensation practices may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

The Pay Versus Performance Table

The table below shows the total compensation for our principal executive officer (“PEO”) and the average compensation for other non-PEO named executive officers as reported in the above Summary Compensation Table (“SCT”) for the prior three years, along with the total and average compensation actually paid our PEO and non-PEO named executive officers, respectively, as well as the total shareholder return on the value of an initial fixed investment of $100 made at the beginning of the earliest year in the table through the end of each applicable year in the table, assuming the reinvestment of dividends, and the net income of the Company for the periods reported. Compensation actually paid, as determined under SEC requirements, does not necessarily reflect the actual amount of compensation earned by or paid to our named executive officers during a covered year.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table for Non- PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income
	($) (1)	($) (2)	($) (3)	($) (4)	($) (5)	($000) (6)
2024	$741,955	$530,732	$502,073	$399,974	$77.34	$(12,136)
2023	$1,582,651	$1,477,065	$679,716	$627,106	$103.70	$24,429
2022	$1,310,081	$1,409,746	$578,782	$626,032	$111.85	$24,518

(1) This is the total compensation for our PEO reported for each applicable year within the Summary Compensation Table.

(2) This is the amount of compensation actually paid to our PEO for each year, starting with the amounts set forth within the SCT “Total Compensation” column for the applicable year and adjusting that amount. Adjustments for 2024 were as follows:

Adds the change in fair value (whether positive or negative) as of the vesting date of any awards granted in prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	($185,033)

Adds the change in fair value (whether positive or negative) as of the vesting date of any awards granted in the prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	($26,190)
Total Adjustments	($211,223)

(3) This is the average compensation for our non-PEO named executive officers reported for each applicable year within the SCT.

(footnotes continued on the following page)

(4) This is the average compensation actually paid to our non-PEO executive officers for each year, starting with the average of such amounts set forth within the SCT “Total Compensation” column for the applicable year and adjusting the amount. Adjustments for 2024 were as follows:

Adds the change in fair value (whether positive or negative) as of the vesting date of any awards granted in prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	($88,742)

Adds the change in fair value (whether positive or negative) as of the vesting date of any awards granted in the prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	($13,357)

Total Adjustments	($102,099)

(5) This is the total shareholder return based on a fixed investment of $100 made at the beginning of the earliest year in the table (2022) through the end of each applicable year in the table, assuming reinvestment of dividends.

(6) This is the Company’s net income for each year reported in the Pay Versus Performance Table.

Based upon the information reported in the table above, the total compensation reported with the SCT for the Company’s PEO, Jeff W. Dick, as well as the compensation actually paid to Mr. Dick, decreased by $840,696 or 53% between 2023 and 2024 and increased by $272,570, or 21%, between 2022 and 2023. Meanwhile, the average compensation reported in the SCT for the other non-PEO named executive officers of the Company, as well as the average compensation actually paid to those officers, decreased by $177,643 or 26% between 2023 and 2024 and increased by $100,934 or 17% between 2022 and 2023. The Net Income of the Company decreased between 2023 and 2024 by $36,565K, or 150% and decreased between 2022 and 2023 by $89K, or 0.3%, of the Company’s Net Income. Total Shareholder Return of the Company was $111.85, $103.70 and $77.34 for each of the years ended 2022, 2023, and 2024, respectively.

Employment Agreements

The Bank has entered into employment agreements with Jeff W. Dick, Thomas J. Chmelik and Abdul Hersiburane to secure their services in the highly competitive financial institution industry. The agreements are intended to balance each executive’s goals relative to the interests of the Company and its shareholders.

Term. Mr. Dick’s agreement provides for his employment as Chief Executive Officer of the Company, Mr. Chmelik’s agreement provides for his employment as Executive Vice President and Chief Financial Officer of the Company, and Mr. Hersiburane’s agreement provides for his employment as President of the Bank. Each agreement is for a term of two years and will automatically renew for successive two-year terms unless sooner terminated or not extended.

Compensation. Under the agreements, Messrs. Dick, Chmelik and Hersiburane are entitled to current base salaries of $710,000, $375,000, and $405,000, respectively, subject to annual reviews and increases based on each individual’s performance during the preceding year and other relevant factors. Messrs. Dick, Chmelik and Hersiburane are eligible to receive either an annual cash bonus in an amount, if any, determined by the Board of Directors in its discretion or an annual performance-based incentive bonus under the Executive Incentive Plan, or any successor plan.

Messrs. Dick, Chmelik and Hersiburane also are entitled to participate in all employee benefit plans and programs available to other executives and in medical (including hospitalization), dental, life and disability plans to the extent offered by the Bank for other senior officers. The Bank is also required to maintain a group term insurance policy on the life of each of Messrs. Dick and Chmelik in an amount equal to two times his base salary under the Virginia Bankers Association group term life insurance program.

Clawback. In each agreement, the executive agrees that any incentive compensation (as determined by the Bank) that the executive receives is subject to repayment, or a “clawback,” to the Bank as required by federal law or the policies of the Bank on such basis as the Bank determines. Each agreement is subject to the Company’s recently adopted Clawback Policy. See “Governance.”

Section 409A. It is the intent of the parties that payments and benefits under the agreements that are subject to Section 409A of the Internal Revenue Code (“Code”) and that are to be paid upon the executive’s termination of employment shall not be paid or provided to the executive until the executive has experienced a “separation from service” in conformity with Code Section 409A. The agreements will be construed in a manner consistent with the requirements of Code Section 409A for avoiding taxes prior to receipt of such payments or penalties under that Section.

Company Guaranty. Notwithstanding anything in the agreements to the contrary, the Company has guaranteed to make all payments of funds due and payable to each of Messrs. Dick and Chmelik as set forth in the agreements and to perform any and all financial obligations of the Bank set forth in the agreements to the extent that the Bank may fail to make such payments or perform such obligations. Any payments made by the Company shall be subject to and conditioned upon compliance with applicable federal law and regulations.

Potential Payments Upon Termination or Change of Control. Under their agreements, if Mr. Dick or Mr. Chmelik is terminated without cause or terminates his employment for good reason whether or not the termination is related to a change of control, then the executive will receive a lump sum payment equal to the greater of: (i) the sum of his then current base salary for one year plus the average of any annual bonus payments during the three-year period ending on the date of termination; (ii) the sum of his then current base salary for the balance, if any, of the initial term of the agreement, plus the average of any annual bonus payments made to the executive during the three-year period ending on the date of termination; or (iii) 299% of his “annualized includible compensation for the base period” as defined in Code Section 280G. In addition, all unvested equity awards previously received as compensation that have not been forfeited, exercised, or settled will immediately vest. All other benefits cease upon termination.

Under his agreement, if Mr. Hersiburane is terminated without cause or terminates his employment for good reason and not within one year following a change of control, he will receive a lump sum payment equal to the greater of: (i) the sum of his then current base salary for one year plus the average of any annual bonus payments during the two-year period ending on the date of termination, or (ii) the sum of his then current base salary for the balance, if any, of the remaining term of the agreement plus the average of any annual bonus payments made during the two-year period ending on the date of termination. If the Bank terminates Mr. Hersiburane’s employment without cause or Mr. Hersiburane terminates his employment for good reason within one year following a change of control, subject to certain limitations, he will receive an amount equal to 299% of his “annualized includible compensation for the base period” in lieu of any other severance pay. In addition, all unvested equity awards previously received as compensation that have not been forfeited, exercised, or settled will immediately vest. All other benefits cease upon termination.

Under each agreement, upon termination for cause or termination other than for good reason, compensation and benefits will cease, provided that any accrued but unpaid compensation will be paid, including any accrued unpaid annual bonus, if any, which otherwise would have been payable to the executive through the date of termination.

Confidentiality; Covenants Not to Compete and Solicit. Each agreement contains provisions prohibiting Messrs. Dick, Chmelik and Hersiburane from using, disseminating, disclosing or publishing confidential information about customers, businesses and services of the Bank. Under the agreements, each of Messrs. Dick, Chmelik and Hersiburane has also agreed that during his employment and for a period of 12 months from and after the date he ceases to be employed by the Bank, he will not be employed by a competitive business within a 35-mile radius of any office operated by the Bank; solicit any depositors or other customers of the Bank to make deposits in or become customers of any other financial institution conducting a competitive business; or knowingly induce any individuals to terminate their employment with the Bank. If Mr. Dick, Mr. Chmelik or Mr. Herisiburane violates the confidentiality, non-compete or non-solicitation provisions of his agreement, then he will not be entitled to receive any additional post-termination compensation payable under his agreement, and none of Messrs. Dick or Chmelik’s outstanding unvested equity awards will be eligible for accelerated vesting. In addition, if the violation occurs within 12 months following the date of termination, the executive will be required to repay any post-termination compensation received by him under the agreement and all vested stock previously received as compensation, and any outstanding equity awards previously received as compensation will be forfeited.

Indemnification Agreements

In 2022, the Company entered into an Indemnification Agreement between the Company and each of Messrs. Dick, Chmelik and Hersiburane (each, an “Indemnitee”). The Indemnification Agreement generally provides that the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines, and other amounts incurred by the Indemnitee in connection with any proceeding in which the Indemnitee is involved by reason of the Indemnitee’s service as an executive officer. The Indemnification Agreement requires the advancement of defense expenses, on terms and conditions set forth therein, subject to repayment of such expenses by the Indemnitee in the event the Indemnitee is ultimately determined to not be entitled to indemnification.

Equity Incentive Plan

The 2019 Equity Incentive Plan (the “2019 Plan”) provides that directors may elect to receive their annual Board compensation in the form of cash or in the form of common stock based upon the market value of such stock at the time of the award. Compensation under the 2019 Plan for the Company’s officers and other employees provides that bonus recipients may elect to receive their incentive bonus compensation in the form of cash or in the form of common stock based upon the market value of such stock at the time of the award. The actual number of shares necessary for compensation are not known and may vary based upon several factors, including future trading prices for common stock, the actual compensation for directors and the actual bonus awards for officers and employees.

The 2019 Plan also permits grants of stock options to Company directors, officers, and employees. The Board does not have any current intention to grant any stock options under the 2019 Plan. However, the 2019 Plan provides the Board and the Compensation Committee with this additional flexibility if deemed appropriate in the future, subject to the limitations of the authorized total shares of common stock.

● Available and Reserved Shares. The 2019 Plan provides for the reservation of up to 650,000 shares of common stock. As of April 4, 2025, 446,121 shares of common stock were available for future awards under the 2019 Plan. As of that date, awards for 251,042 shares of restricted stock were reserved for issuance upon vesting under the 2019 Plan..

● Limits on Grants to Outside Directors. Total shares of common stock issuable to outside directors under the 2019 Plan shall not exceed 25% of the total shares authorized under the 2019 Plan in the aggregate. The maximum number of shares of common stock related to the award of non-qualified stock options and restricted stock awards in any calendar year to any individual outside director shall not exceed 3,000 shares of common stock in the aggregate.

● Limits on Grants to Officers and Employees. Total shares of common stock issuable to officers and other employees under the 2019 Plan shall be reduced by the aggregate of shares of common stock issued to outside directors. The maximum number of shares of common stock issuable to any individual employee under the 2019 Plan shall not exceed 15% of the total shares of common stock authorized for issuance under the Plan in the aggregate, and the maximum number of shares of common stock related to the award of stock options (all of which may be granted as incentive stock options, non-qualified stock options or a combination of each) or restricted stock awards in any calendar year to any individual employee shall not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the fair market value of such common stock on such date.

● Share Counting. The 2019 Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

● No Cash-Out or Repricing of Underwater Options. The 2019 Plan prohibits repricing of the exercise price of stock options, and there will not be any exchange of underwater stock options for cash or shares without shareholder approval.

● Awards Subject to Clawback. Awards granted under the 2019 Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, because of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time.

401(k) Retirement Plan

The Bank adopted a 401(k) defined contribution Retirement Plan in 2004, which is administered by Principal Investments. Participants have the right to contribute up to a maximum of 15% of pretax annual compensation or the maximum allowed by the Internal Revenue Code, whichever is less. The Bank began making a matching contribution to the Retirement Plan on January 1, 2010. The Bank matches dollar for dollar up to 5% of the employee’s contribution. The total amounts of the Bank match during 2023 and 2022 were $901,514 and $616,721, respectively. The named executive officers are eligible to participate in the Retirement Plan just like any other employee.

DIRECTOR COMPENSATION

During 2024, each non-employee director received Board fees in cash, common stock, or a combination of both at the director’s election. Compensation in 2024 for directors Dick and Chmelik for their service as executive officers is set forth in the Summary Compensation Table.

Director Summary Compensation Table

The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(2)	Option Awards	All Other Compensation	Total
Elizabeth S. Bennett(1)	$ 70,000	$ —	$ —	$ —	$ 70,000
Charles C. Brockett	$ 93,000	$ —	$ —	$ —	$ 93,000
Rafael DeLeon	$ 26,768	$ 60,254	$ —	$ —	$ 87,022
Russell Echlov	$ 96,000	$ —	$ —	$ —	$ 96,000
Darrell Green	$ 26,719	$ 60,310	$ —	$ 40,800 (3)	$ 127,829
Paul Thomas Haddock	$ 96,000	$ —	$ —	$ —	$ 96,000
Patsy I. Rust	$ 90,000	$ —	$ —	$ —	$ 90,000
Terry M. Saeger	$ 152,000	$ —	$ —	$ —	$ 152,000

(1)	On August 21, 2024, Ms. Bennett announced her retirement and resignation as a member of the Board of Directors of the Company and the Bank.
(2)

In lieu of cash fees, non-employee directors may elect to receive an equivalent value of equity in restricted stock awards under the 2019 Plan. Reflects aggregate grant date fair value of restricted stock awards received in lieu of cash based upon the stock price on the date of grant in accordance with FASB ASC Topic 718.

(3)	Payments for marketing services to the Bank.

PROPOSAL TWO -

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to shareholder ratification at the Annual Meeting. YHB also served as independent auditor for the fiscal year ended December 31, 2024. If the appointment of YHB is not ratified by shareholders at the Annual Meeting, the Audit Committee will consider making a change in the independent registered public accounting firm for 2025.

Representatives of YHB are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Shareholder ratification of the selection of YHB as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection of YHB to our shareholders for ratification as a matter of good corporate practice. In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the shareholders’ best interests.

As to ratification of the independent registered public accounting firm, the proxy card being furnished by the Board of Directors enables a shareholder to vote “FOR” the proposal; vote “AGAINST” the proposal; or “ABSTAIN” from voting on the proposal. Ratification of the independent public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Audit Fees and Other Matters

The following table presents the fees for professional audit services rendered by YHB for the audit of the Company’s annual financial statements for the years ended December 31, 2024, and 2023, and fees billed for other services rendered by YHB during those periods. All such audit and non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by YHB was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions.

Fee Category	Fiscal Year 2024	% of Total	Fiscal Year 2023	% of Total

Audit Fees	$ 285,250	89%	$ 222,250	87%
Audit-Related Fees	$ 35,500	11%	$ 33,500	13%
Tax Fees	$ --	0%	$ --	0%

Total Fees	$ 320,750	100%	$ 255,750	100%

YHB did not provide any services related to the financial information systems design and implementation to the Company or the Bank during 2024 and 2023.

Audit Fees. Audit fees consisted of audit and review services, consents, and review of documents filed with the SEC.

Audit-Related Fees. Audit-related fees for 2024 and 2023 consisted of pre-approved consultation concerning financial accounting and reporting standards and performing Housing and Urban Development (HUD) and Retirement Plan audits.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of YHB. The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether these services are consistent with the auditors’ independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality. For 2024 and 2023, non-audit services included only those services described above. All these services and related fees were approved in advance by the Audit Committee.

AUDIT AND RISK COMMITTEE REPORT

The Audit and Risk Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2024,

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and

•

We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that MainStreet Bancshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit and Risk Committee:

Rafael E. DeLeon (Chair)

Russell Echlov

Paul Thomas Haddock

Patsy I. Rust

Terry M. Saeger

PROPOSAL 3 --

APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act and SEC Rule 14a-21(a) require a separate, advisory and non-binding shareholder vote to approve the compensation of our named executive officers disclosed in this Proxy Statement. This proposal, frequently referred to as a “Say-on-Pay” proposal, provides shareholders the opportunity to endorse or not endorse our executive officer compensation program. We are providing our shareholders with this opportunity to cast an advisory and non-binding vote on the compensation of our named executive officers as disclosed in this Proxy Statement under “Compensation Discussion and Analysis,” the tabular disclosures regarding named executive officer compensation and the accompanying narrative disclosures.

We believe our compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Compensation Committee and Board of Directors will take into account the voting results when considering future executive officer compensation decisions.

Our shareholders are being asked to approve the following advisory resolution:

“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation and the accompanying narrative disclosures.”

Our Board of Directors recommends you vote FOR approval of the advisory Say-on Pay resolution set forth above.

Approval of the proposal requires the affirmative vote of a majority of the votes cast on the matter.

PROPOSAL 4 —

ADVISORY VOTE ON FREQUENCY OF VOTING ON FUTURE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and SEC Rule 14a-21(b) also provide our shareholders with the opportunity to recommend how frequently we should conduct future advisory say- on pay votes on the compensation of our named executive officers (such as the vote in Proposal 3 above). Our shareholders may tell us whether they prefer to hold a say on pay vote every 1, 2 or 3 years. This is frequently referred to as a “Say-on- Frequency” proposal.

In satisfaction of this requirement, shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that with respect to named executive officer compensation, the shareholders of the Company advise an advisory resolution should be presented every 1, 2 or 3 years, as reflected by their votes for each of these alternatives in connection with this resolution.”

In voting on this resolution, you should mark your proxy “FOR” every 1, 2 or 3 years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference you may “Abstain.”

The optimal frequency of the vote necessarily is based on a judgment about the relative benefits and burdens of each of the options. There are different views as to the best approach. The compensation committee and the board of directors recognize that there is a reasonable basis for each of the options.

Some believe that a less frequent vote would permit shareholders to focus on overall design issues rather than on the details of individual decisions, align with the goals of our compensation arrangements which are designed to reward performance that promotes long-term shareholder value, and avoid the burdens that annual votes would impose on shareholders required to evaluate the compensation programs of a large number of companies each year.

Others believe that an annual vote affords shareholders the opportunity to react promptly to emerging trends in compensation, provides feedback before those trends become pronounced over time, and gives the compensation committee and the board of directors an opportunity to evaluate individual compensation decisions each year based on ongoing feedback from shareholders after consideration of recent information presented in our Proxy Statement and annual report to shareholders.

Our compensation committee and board of directors believe that the best corporate practice and governance favor conducting an advisory say on pay vote annually.

This vote is advisory and non-binding. Based on your preference as to the frequency with which an advisory vote on executive compensation should be held, you can choose one of four voting options for this proposal: every 1, 2 or 3 years, or if you have no preference, you may “Abstain.”

Because your vote is advisory, it will not be binding upon our board of directors. We value greatly the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of this vote when determining the frequency of say on pay votes. We expect that the next shareholder vote on a say-on-frequency proposal will be held at our 2031 Annual Meeting of Shareholders.

Our Board of Directors recommends you vote FOR a frequency of “1 YEAR” for future advisory Say-on-Pay resolutions.

Approval of the proposal requires the affirmative vote of a majority of the votes cast on the matter.

PROPOSAL 5 --

SHAREHOLDER PROPOSAL

In accordance with SEC Rule 14a-8, set forth below is a non-binding shareholder proposal along with the supporting statement, of Philip J. Timyan, the shareholder proponent. As explained below in our statement of opposition, our Board of Directors unanimously recommends that you vote AGAINST the shareholder proposal.

Philip J. Timyan has advised the Company that he is the beneficial owner of 20,193 shares of the Company’s common stock. Mr. Timyan plans to attend the Annual Meeting and present his proposal. Mr. Timyan’s address is 105 Front Street, #122, Key West, Florida 33040. All statements in the proponent’s shareholder proposal and supporting statement are the sole responsibility of Mr. Timyan. The Company does not agree with or endorse such statements despite including them in this Proxy Statement in accordance with Rule 14a-8.

Shareholder Proposal

RESOLVED, that the stockholders of MainStreet Bancshares, Inc. (the “Company” or “MNSB”) hereby recommend that the Board of Directors take all necessary steps to promptly effectuate a sale of the Company.

Supporting Statement of Shareholder

Philip J. Timyan (pejt@bloomberg.net) believes that the returns on the Company’s assets are subpar and that MNSB stockholders would be best served if the Company and its assets were sold at the earliest opportunity for the highest price available. Please vote FOR this proposal.

Board of Directors Statement in Opposition

The Board believes that the shareholder proposal is not in the best interests of the Company and its shareholders for the reasons discussed below. Please vote AGAINST this proposal.

Mr. Timyan’s Approach

Mr. Timyan’s proposal is devoid of any steps that a Board would routinely take, such as engaging experienced investment bankers to identify and evaluate other potential transactions and conduct proper due diligence. In fact, Mr. Timyan’s proposal suggests that there is no other alternative strategy than a sale, without regard for any other opportunity that, in the business judgment of the Board, better maximizes shareholder value.

The Board of Directors also believes that Mr. Timyan’s proposal is vague and indefinite, and otherwise inflexible. The proposal would handicap the Board’s ability to achieve the best result for our shareholders. Moreover, the proponent’s desire for immediacy fails to recognize that timing is a critical strategic decision based on a thoughtful assessment of prevailing economic and market conditions and other relevant factors.

Mr. Timyan’s proposal gives no consideration to the multitude of factors required to be addressed by a company. These factors include, but are not limited to:

●	whether the transaction aligns with the company’s goals,

●	whether the transaction would increase or maximize shareholder value,

●	whether the transaction would involve regulatory and/or other risks associated with consummation of the transaction, and

●	whether there would be issues involved with integrating corporate cultures.

The Board’s Approach

The Board routinely consults with experienced investment banking firms to assist in evaluating strategic opportunities. The Board also encourages management to interact with other bank leadership teams either through organic connections or through introductions provided by investment bankers or others. Management provides feedback to the Board regarding such conversations.

The Board is fully engaged with management in its efforts to improve financial performance. The Board has established performance objectives for Avenu that must be met during 2025 to determine its future viability.

The Board understands its corporate responsibility to maximize shareholder value.

Going Forward

The Company’s 2024 performance was not where we wanted it to be. The Board and management team took aggressive steps to resolve, the minor credit quality issues. The Board and management team are taking an equally pragmatic approach to the Avenu solution.

In our fourth quarter earnings press release we noted that 2024 had been a challenging year which ended with strong and stable asset quality and capital. We also noted that excess liquidity in the fourth quarter provides us with the opportunity to restructure our wholesale deposit priorities. This should reduce 2025 funding costs and with expense management efforts yield positive results for the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL.

If properly presented, the proposal requires the affirmative vote of a majority of the votes cast on the matter.

CERTAIN TRANSACTIONS

A number of our directors, executive officers, and members of their immediate families, as well as organizations with which they are affiliated, were clients of the Bank during 2024. All loans to our related persons—as defined in Instruction 1 to Item 404(a) of Regulation S-K—were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those provided at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2024, the aggregate outstanding principal balance of all such related party loans was $42,000.

The Sarbanes-Oxley Act of 2002 generally prohibits a public company from extending or renewing credit or arranging the extension or renewal of credit to an officer or director. However, this prohibition does not apply to loans made by depository institutions, such as the Bank, that are insured by the Federal Deposit Insurance Corporation and are subject to the insider lending restrictions of the Federal Reserve Board’s Regulation O. Accordingly, we permit our directors and executive officers, their family members and their related interests, to establish and maintain banking and business relationships in the ordinary course of business with the Bank. With respect to lending activities, the Bank has policies governing affiliate and insider lending transactions. These policies prohibit extensions of credit to “insiders,” as defined in the policies, unless the extension of credit:

●

is made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with members of the general public, and

●	does not involve more than the normal risk of repayment or present other unfavorable features.

SHAREHOLDER PROPOSALS

The Board of Directors expects that the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) will be held on or about May 20, 2026.

The deadline for submission of proposals to be included in our proxy materials for the 2026 Annual Meeting is December 18, 2025. Proposals should be addressed to: Corporate Secretary, MainStreet Bancshares, Inc., 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Shareholders must also comply with applicable rules of the SEC regarding the inclusion of proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

In order to be considered at our 2026 Annual Meeting, but not included in our proxy materials, a shareholder nomination for director or proposal to take action at such meeting must be received by the Corporate Secretary of the Company at the principal executive office of the Company by no later than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date; provided, however, that in the event the date of the annual meeting is more than 30 calendar days before or after such anniversary date, notice by the shareholder will considered timely if it is delivered by the close of business on the 10th calendar day following the day on which notice of the date of the annual meeting was first mailed or public announcement of the date of the annual meeting was first made, whichever occurs first. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Pursuant to our Bylaws, as amended, such shareholder’s notice shall set forth: (1) a brief description of the business desired to be brought before the annual meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual meeting; and (2) as to the shareholder giving such notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on the Company’s stock transfer books, and of such beneficial owner, (B) the class or series and number of shares of capital stock and depositary shares of the Company that are owned beneficially and of record by such shareholder and such beneficial owner, (C) a description of all agreements, arrangements or understandings between such shareholder or beneficial owner and any other person or persons (including their names), regardless of whether such agreement, arrangement or understanding relates to the Company, any material interest of such shareholder or beneficial owner, if any, in such business, and a representation that such shareholder is not acting in concert with any other person or persons, (D) with respect to each shareholder, beneficial owner, person with whom such shareholder or beneficial owner has any agreement, arrangement or understanding or are acting in concert, the information that would be disclosed pursuant to Item 5(b) of Schedule 14A under the Exchange Act assuming each such person is deemed a “participant” as defined in paragraphs (a)(ii)—(vi) of Instruction 3 to Item 4 of Schedule 14A, (E) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination or business, (F) an acknowledgment that, if such shareholder, or a qualified representative thereof, fails to appear at such meeting (including virtually in the case of a meeting conducted by means of remote communication) and present a proposed nominee or business, as applicable, the Company need not present the proposed nominee for election or proposed business for approval, notwithstanding the Company’s receipt of proxies in respect of a vote on such matters, and (G) such other information as may be reasonably requested by the Company to facilitate disclosure to shareholders of all material facts that, in the reasonable discretion of the Company, are relevant for shareholders to make an informed decision.

With respect to such shareholder’s nomination of a person as a director, a brief description of the background and credentials of such nominee, including (A) the name, age, business address and residence address of such nominee, (B) the principal occupation or employment of such nominee, (C) the class or series and number of shares of capital stock and/or the number of depositary shares of the Company that are owned beneficially and of record by such nominee, (D) any other information relating to such nominee that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and (E) such nominee’s written consent to being named in a Proxy Statement as a nominee and to serving as a director if elected. The Company may require any proposed nominee for director to furnish, within 10 days of receipt by the proposed nominee of such request, such other information, including a Director/Nominee Questionnaire with respect to the background and qualifications of such nominee, as the Company may reasonably request to confirm the eligibility of such proposed nominee to serve as a director.

With respect to any director nomination, such shareholder’s notice shall also provide a written undertaking and agreement by the shareholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made, by such beneficial owner, that (A) such shareholder or beneficial owner will deliver to holders of shares representing at least 67% of the voting power of the stock entitled to vote generally in the election of directors either (x) at least 20 calendar days before the annual meeting, a copy of its definitive Proxy Statement for the solicitation of proxies for its director candidates, or (y) at least 40 calendar days before the annual meeting a Notice of Internet Availability of Proxy Materials that would satisfy the requirements of Rule 14a-16(d) under the Exchange Act; and (B) that such shareholder will update the Company in writing promptly if the shareholder fails to satisfy the requirements of Rule 14a-19 under the Exchange Act for any reason including a failure to file a definitive Proxy Statement with the SEC or a decision by the shareholder not to solicit the requisite 67% of the voting power entitled to vote in the election of directors. If (B) is not applicable, such shareholder shall prior to the meeting provide the Company a certificate or other evidence that the requirements of Rule 14a-19 have been fully satisfied.

With respect to any business other than a director nomination proposed to be brought before an annual or special meeting, such shareholder’s notice shall also provide a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a definitive Proxy Statement to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Articles of Incorporation and Bylaws, which provide an advance notice procedure for certain business to be brought before an annual meeting of shareholders. If a shareholder notifies the Company of such shareholder’s intent to present a proposal at the Annual Meeting not in accordance with such procedures, the persons named in the accompanying proxy may exercise discretionary voting authority, as determined by a majority of the Board of Directors, if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas J. Chmelik
Secretary

Fairfax, Virginia

April 17, 2025

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed to shareholders together with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report on Form 10-K is not to be treated as part of the proxy solicitation materials nor as having been incorporated by reference herein.

MainStreetBancshares, Inc.

Your vote matters!

Your control number

MainStreet Bancshares, Inc.

Annual Meeting of Shareholders

For Shareholders of record as of April 4, 2025

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Named Proxies "FOR" all nominees listed in Proposal 1, "FOR" Proposals 2 and 3, an advisory voting frequency of "1 YEAR" on Proposal 4, and "AGAINST" Proposal 5. If any other business is properly presented as to which this proxy confers discretionary authority, the Named Proxies will have authority to vote as determined by a majority of the Board of Directors. You may revote the proxy at any time before it is voted at the meeting.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE). The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

styleIPC Your vote Proxy Tabulation: P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your proxy card ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. MainStreet Bancshares, Inc. Internet: proxypush.com/MNSB Cast your vote online Annual Meeting of Shareholders Have your Proxy Card ready Follow the instructions to record your vote For Shareholders of record as of April 4, 2025 Phone: 1-866-509-1049 Wednesday, May 21, 2025, at 11:00 AM, Eastern Time Use any touch-tone telephone Annual meeting to be held via the internet—please visit Have your Proxy Card ready proxydocs.com/MNSB for more details. Follow the instructions to record your vote Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 11:00 AM, Eastern Time, May 21, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Terry M. Saeger and Patsy I. Rust (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each or either of them, to vote all the shares of common stock of MainStreet Bancshares, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, and revoking any proxy heretofore given. This Proxies proxy, “FOR” when all properly nominees executed, listed in will Proposal be voted 1, “FOR” in the Proposals manner directed 2 and 3, herein an advisory . If no direction voting frequency is made, this of “1 proxy YEAR” will on be Proposal voted by 4, the and Named “AGAINST” Proposal 5. If any other business is properly presented as to which this proxy confers discretionary authority, the Named Proxies will meeting have . authority to vote as determined by a majority of the Board of Directors. You may revote the proxy at any time before it is voted at the If you hold shares in the MainStreet Bank 401(k) Retirement Plan (the “Retirement Plan”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions to the Retirement Plan administrator on matters properly coming before the meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the administrator. Shares in the Retirement Plan for which voting administrator instructions has received are not received voting instructions by 5:00 p. m from ., Eastern other Retirement Time, on May Plan 19, participants, 2025, or if subject no choice to its is specified, fiduciary duty will . be voted in the same proportion as the You you sign are encouraged (on the reverse to specify side) and your return choice this by card marking . the appropriate box (SEE REVERSE SIDE). The Named Proxies cannot vote your shares unless PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

MainStreet Bancshares, Inc. Annual Meeting of Shareholders Please make your marks like this: The Board of Directors recommends: A vote “FOR” all the Board nominees A vote “FOR” ratification of appointment of the independent registered public accounting firm A vote “FOR” an advisory approval of compensation for named executives A vote “FOR” an advisory voting frequency of “1 year” A vote “AGAINST” the shareholder proposal PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD BELOW BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Elect four directors for a term of three years each or until their successors are elected and qualify; FOR WITHHOLD To vote for all directors in this section mark here: #P1# #P1# 1.01 Rafael E. DeLeon FOR #P2# #P2# 1.02 Russell Echlov FOR #P3# #P3# 1.03 Darrell Green FOR #P4# #P4# 1.04 Ali Reza Manouchehri FOR #P5# #P5# FOR AGAINST ABSTAIN 2. Ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent FOR registered public accounting firm for the fiscal year ending December 31, 2025. #P6# #P6# #P6# 3. To vote, on an advisory, non-binding basis, to approve the compensation of the named FOR executive officers. #P7# #P7# #P7# 1YR 2YR 3YR ABSTAIN 4. To vote, on an advisory, non-binding basis, on the frequency of future shareholder 1 YEAR advisory voting on the compensation of named executive officers. Such non-binding #P8# #P8# #P8# #P8# shareholder vote will occur every 1, every 2, or every 3 years. FOR AGAINST ABSTAIN 5. To vote, on an advisory, non-binding basis, on a shareholder proposal recommending AGAINST the sale of the Company, if properly presented. #P9# #P9# #P9# 6. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. To be admitted to the meeting online and participate you must register at proxydocs.com/MNSB by 5:00 p.m., Eastern Time, on May 20, 2025 Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date